UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. __)

Check the appropriate box:
[ ]    Preliminary Information Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[x]    Definitive Information Statement
PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)Title of each class of securities to which transaction applies:
2)Aggregate number of securities to which transaction applies:
3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)Proposed maximum aggregate value of transaction:
5)Total fee paid:
[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)Amount Previously Paid: ______________________________________
2)Form, Schedule or Registration Statement No.: ____________________
3)Filing Party: ________________________________________________
4)Date Filed: _________________________________________________

PRINCIPAL FUNDS, INC. – GLOBAL MULTI-STRATEGY FUND
711 High Street
Des Moines, Iowa 50392
IMPORTANT NOTICE REGARDING THE
INTERNET AVAILABILITY OF INFORMATION STATEMENT
October 18, 2021
As a shareholder of the Global Multi-Strategy Fund (the "Fund"), a series of Principal Funds, Inc. ("PFI"), you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the appointment of a sub-advisor to manage a portion of the Fund's assets. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action in connection with the changes.
The Information Statement details the execution of two new sub-advisory agreements. At a meeting of the PFI Board of Directors (the "Board") held on April 29, 2021, the Board approved two new sub-advisory agreements with respect to the Fund: (i) a new sub-advisory agreement to initially appoint Westchester Capital Management, LLC ("Westchester") as sub-advisor to manage a portion of the Fund's assets and (ii) a new sub-advisory agreement to take effect after an anticipated change in ownership of Westchester following Westchester's initial appointment. Effective August 9, 2021, Westchester signed the first new sub-advisory agreement to manage a portion of the Fund's assets, along with the Fund's investment advisor, Principal Global Investors, LLC (the "Advisor"), and current sub-advisors, Gotham Asset Management, LLC, Graham Capital Management, L.P., Loomis, Sayles & Company, L.P., Los Angeles Capital Management LLC, Sound Point Capital Management, LP, and Wellington Management Company LLP. Effective October 1, 2021, Westchester signed the second new sub-advisory agreement to manage a portion of the Fund's assets, along with the Advisor and the Fund's current sub-advisors listed above, upon completion of Westchester's change in ownership.
The Advisor and PFI have received an exemptive order (the "Manager of Managers Order") from the United States Securities and Exchange Commission that permits the Advisor and PFI, subject to certain conditions including approval by the Board, to enter into and materially amend agreements with certain sub‑advisors. Approval by the Fund's shareholders is not required, but the Manager of Managers Order requires that an Information Statement be made available to the Fund's shareholders.
By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund's website at https://www.principalglobal.com/documentdownload/162571.
The Information Statement will be available on the website until at least March 31, 2022. You may request a paper copy of the Information Statement, free of charge, by contacting the Fund in writing at Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971, by calling 1 (800) 222-5852, or by visiting www.principalfunds.com.
Only one copy of this notice may be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971 or call 1 (800) 222-5852. Shareholders wishing to receive separate copies of the Fund's notices in the future, and shareholders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should also contact the Fund.
If you want to receive a paper copy of the Information Statement, you must request one.
There is no charge to obtain a copy.

PRINCIPAL FUNDS, INC. – GLOBAL MULTI-STRATEGY FUND
711 High Street
Des Moines, Iowa 50392
INFORMATION STATEMENT
October 18, 2021
This Information Statement is provided in connection with the signing of two new sub-advisory agreements with respect to the Principal Funds, Inc. (“PFI”) Global Multi-Strategy Fund (the “Fund”). Westchester Capital Management, LLC ("Westchester") entered into the first new sub-advisory agreement with Principal Global Investors, LLC (the “Advisor”), the investment advisor to the Fund, effective August 9, 2021. Westchester entered into the second new sub-advisory agreement with the Advisor effective October 1, 2021.
Under an order from the United States Securities and Exchange Commission (the "SEC"), PFI and the Advisor may, subject to certain conditions including approval by the PFI Board of Directors (the "Board"), enter into and materially amend agreements with certain sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors, change sub-advisors, and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.
PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a series of PFI.
PFI's sponsor is Principal Life Insurance Company, an insurance company organized in 1879 under the laws of the State of Iowa ("Principal Life"), and the Advisor is the investment advisor to all series of PFI. Principal Funds Distributor, Inc. ("PFD") is the principal underwriter and distributor for all share classes of all series of PFI. Principal Shareholder Services, Inc. ("PSS") is the transfer agent for all series of PFI. Principal Life, the Advisor, PFD, and PSS are indirect, wholly owned subsidiaries of Principal Financial Group, Inc. The address of Principal Life and the Advisor is in care of the Principal Financial Group, 711 High Street, Des Moines, IA 50392. The address of PFD and PSS is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
PFI will furnish, without charge, copies of its most recent annual shareholder report and most recent semi‑annual shareholder report succeeding the annual report, if any, to any shareholder upon request. To request a report, call 1 (800) 222-5852 or write Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971. Copies of the most recent annual and semi-annual shareholder reports can also be obtained at www.principalfunds.com/prospectuses.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
1

BACKGROUND
At its meeting on April 29, 2021, the PFI Board, including all the directors who are not "interested persons" (as defined in the 1940 Act) of PFI (the "Independent Directors"), approved the addition of Westchester as a sub-advisor to the Fund to manage a portion of the Fund's assets, primarily assets related to the event-driven strategy of the Fund. The new sub-advisory agreement between the Advisor and Westchester related to Westchester's initial appointment as sub-advisor to the Fund was effective August 9, 2021. On October 1, 2021, Westchester experienced a change in control (the "Transaction"), by which the August 9, 2021 sub-advisory agreement automatically terminated.
In anticipation of the Transaction and upon recommendation of the Advisor, at its meeting on April 29, 2021, the PFI Board, including all the Independent Directors, also approved a subsequent new sub‑advisory agreement between the Advisor and Westchester related to the Fund. As it was expected that Westchester's portfolio management team would continue to manage the Fund following the Transaction, that there would be no change to Westchester's investment philosophy or process, and that all fee arrangements would remain in place, the Board accepted the Advisor's recommendation to approve the new sub-advisory agreement to provide continuity of investment management, determining that approving the new sub-advisory agreement would be in the best interests of the Fund. The new sub-advisory agreement was executed effective as of October 1, 2021, the closing date of the Transaction.
In addition to Westchester, the Fund is also sub-advised by Gotham Asset Management, LLC ("Gotham"), Graham Capital Management, L.P. ("Graham"), Loomis, Sayles & Company, L.P. ("Loomis Sayles"), Los Angeles Capital Management LLC ("Los Angeles Capital"), Sound Point Capital Management, LP ("Sound Point"), and Wellington Management Company LLP ("Wellington"). The sub-advisory agreements with Gotham (dated June 25, 2019, as amended October 5, 2020), Graham (dated July 1, 2020), Loomis Sayles (dated July 1, 2020), Los Angeles Capital (dated July 1, 2020), Sound Point (dated June 24, 2016, as amended May 1, 2017), and Wellington (dated January 1, 2017, as amended May 1, 2017) were most recently approved for renewal by the Board (including a majority of the Independent Directors) on September 14, 2021, in connection with the Board's annual review and continuance of such agreements. The Advisor also manages a portion of the Fund's assets pursuant to a management agreement, dated July 1, 2021, which was most recently approved for renewal by the Board (including a majority of the Independent Directors) on June 15, 2021.
NEW SUB-ADVISORY AGREEMENT
The terms of the initial new sub-advisory agreement with Westchester are the same in all material respects as the terms of the current sub-advisory agreements with the other current sub-advisors for the Fund (except, for avoidance of doubt, for the effective date and fee schedule). The terms of the subsequent new sub-advisory agreement with Westchester that took effect upon the completion of the Transaction are the same in all material respects as the terms of the initial sub-advisory agreement with Westchester (except, for avoidance of doubt, for the effective date) and the current sub-advisory agreements with the other current sub-advisors for the Fund (except, for avoidance of doubt, for the effective date and fee schedule). The following is a brief summary of the material terms of the new sub-advisory agreements. This summary is qualified in its entirety by reference to the text of the new sub-advisory agreements attached to this Information Statement as Exhibit A (for the initial agreement) and Exhibit B (for the subsequent agreement).
Under the new sub-advisory agreements with Westchester, as with the current sub-advisory agreements with the other current sub-advisors, Westchester will, among other things:
(1)provide investment advisory services to the Fund, including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objective, investment policies, and restrictions;
(2)place orders for the purchase and sale of the Fund’s portfolio securities;
(3)furnish, at its expense, all necessary investment and management facilities, including expenses for clerical personnel, and all administrative facilities, including bookkeeping;
(4)advise and assist PFI's officers in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the general conduct of the investment business of the Fund; and
(5)provide periodic and special reports regarding the investment service provided to the Fund.
2

Compensation. Sub-advisory fees are paid by the Advisor out of the management fee the Fund pays to the Advisor and are not an additional charge to the Fund. Under the new sub-advisory agreements with Westchester and the current sub-advisory agreements with Gotham, Graham, Loomis Sayles, Los Angeles Capital, Sound Point, and Wellington, the Advisor pays each sub-advisor a fee.
SUB-ADVISOR
Westchester Capital Management, LLC
Westchester Capital Management, LLC ("Westchester"). Westchester is a registered investment advisor with its principal place of business at 100 Summit Lake Drive, Valhalla, NY 10595.
Westchester Ownership. Prior to the Transaction, Westchester was owned by its members, LPC Westchester, LP; RDBWCM Holdings, LLC; and MTSWCM Holdings, LLC. Roy D. Behren held a controlling interest in RDBWCM Holdings, LLC, and Michael T. Shannon held a controlling interest in MTSWCM Holdings, LLC.
Following the Transaction, Westchester is 100% owned by its sole member, Virtus Partners, Inc. (“VPI”). VPI is 100% owned by Virtus Investment Partners, Inc. (“VIP”). The address for both VPI and VIP is One Financial Plaza, Hartford, CT 06103.
Westchester Management. Set forth below are the names, addresses, and principal occupations of the Westchester principal executive officers prior to the Transaction. Westchester did not have any directors prior to the Transaction.

Name	Address	Principal Occupations

Roy Behren	c/o Westchester Capital Management, LLC	Co-President and Treasurer, Westchester
100 Summit Lake Drive
Valhalla, NY 10595
Michael Shannon	c/o Westchester Capital Management, LLC	Co-President, Westchester
100 Summit Lake Drive
Valhalla, NY 10595
Set forth below is the name, address, and principal occupation of the Westchester principal executive officer following the Transaction. Westchester does not have any directors following the Transaction.

Name	Address	Principal Occupations

George R. Aylward	c/o Westchester Capital Management, LLC	Chief Executive Officer, Westchester
100 Summit Lake Drive
Valhalla, NY 10595
Similar Investment Companies Advised by Westchester. Westchester has advised that it does not currently act as an investment advisor to any registered investment company with an investment objective similar to that of the Fund.
Payments to Affiliates. For the fiscal year ended August 31, 2020, the Fund paid the Advisor management fees (before any waivers/reimbursements from the Advisor) of approximately $14,279,0001,2, and PFD Rule 12b-1 distribution fees of approximately $298,000. For the fiscal year ended August 31, 2020, the Fund did not pay any brokerage commissions to brokers affiliated with the Advisor or the Fund’s sub-advisors.
1 Consolidated financial statement; see "Basis for Consolidation" in Notes to Financial Statements.
2 For the fiscal year ended August 31, 2020, the Advisor waived approximately $359,000 of the Fund's management fees, and reimbursed approximately $825,000 of certain expenses of the Fund.
3

BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENTS
New Sub-Advisory Agreement: Westchester's Initial Appointment
On April 29, 2021, the Board considered the approval of a new sub-advisory agreement (the "Sub-Advisory Agreement") between the Advisor and Westchester with respect to the event-driven investment sleeve of the Fund.
As part of its review process, the Board reviewed materials received from the Advisor regarding Westchester. Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the Sub-Advisory Agreement and, accordingly, approved the Sub-Advisory Agreement. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors, including the following, and made certain findings and conclusions with regard thereto, in approving the Sub-Advisory Agreement.
Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of the services expected to be provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of Westchester, the investment approach of Westchester, the experience and skills of Westchester's investment personnel who would be responsible for the day-to-day management of the Fund and the resources made available to such personnel. The Board considered the Advisor’s program for recommending, monitoring and replacing sub-advisors and that the Advisor recommended Westchester based upon that program.
Investment Performance. The Board reviewed the historical one‑year, three-year, five-year, ten-year and since inception (March 1, 2009) performance returns, gross and net of proposed fees, as of December 31, 2020 of Westchester in the proposed investment strategy for the event-driven investment sleeve of the Fund that Westchester was proposed to manage, as compared to the historical performance returns of a relevant benchmark index for the sleeve, the Fund’s prospectus benchmark index and a relevant Morningstar category. The Board concluded, based upon the information provided, that Westchester was qualified.
Fees, Economies of Scale and Profitability. The Board considered the proposed sub-advisory fee, noting that the Advisor compensates sub-advisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there were economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-Advisory Agreement. The Board concluded that, although the proposed sub-advisory fee schedule did not include breakpoints, the sub-advisory fee schedule was appropriate at currently anticipated asset levels. The Board considered the Advisor’s statement that it found the proposed sub-advisory fee schedule to be competitive. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.
Other Benefits. The Board also considered the character and amount of other fall-out benefits to be received by Westchester. The Board noted Westchester's statement that it intends to use Fund commissions to buy Section 28(e) eligible products and services. The Board further noted the Advisor’s statement that there would be no known fall-out benefits other than soft dollars.
Overall Conclusions. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement were fair and reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the Fund. Accordingly, the Board approved the Sub-Advisory Agreement.
Subsequent Sub-Advisory Agreement: Westchester's Change-of-Control Transaction
On April 29, 2021, the Board considered the approval of a new sub-advisory agreement (the "Subsequent Sub-Advisory Agreement") between the Advisor and Westchester with respect to the event-driven investment sleeve of the Fund.
The Subsequent Sub-Advisory Agreement was proposed in light of an anticipated change-in-control transaction with respect to Westchester that was expected to become effective in the second half of 2021. This transaction, if completed, would result in the “assignment” (as defined in the 1940 Act) of the current sub-advisory agreement between the Advisor and Westchester (the “Current Sub-Advisory Agreement”), causing the Current Sub-Advisory Agreement to terminate automatically. The Advisor proposed that the Board approve the Subsequent Sub-Advisory Agreement to take effect upon the termination of the Current Sub-Advisory Agreement in order to allow Westchester to continue to provide portfolio management services to the Fund following the change in control.
4

As part of its review process, the Board reviewed materials received from the Advisor regarding the proposed change-in-control transaction. The Board considered that it had initially approved the Current Sub-Advisory Agreement for the Fund at the Board's April 29, 2021 meeting. The Board noted that during the process of considering the approval of the Current Sub-Advisory Agreement, the Board had considered the nature, quality and extent of the services to be provided by Westchester under the Current Sub-Advisory Agreement and had concluded, based upon the information provided, that the terms of the Current Sub-Advisory Agreement were reasonable and that approval of the Current Sub-Advisory Agreement was in the best interests of the Fund. The Board considered the Advisor’s statements that there were no anticipated changes to the portfolio management teams, investment philosophy or process at Westchester and that the change in ownership was not expected to impact the nature, quality or extent of services that Westchester provides to the Fund. The Board also noted the Advisor’s statement that the Subsequent Sub-advisory Agreement for the Fund would be identical to the Current Sub-Advisory Agreement in all material respects (including the sub-advisory fee schedule).
Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the Subsequent Sub-Advisory Agreement to take effect following the change in control of Westchester and, accordingly, approved the Subsequent Sub-Advisory Agreement.
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows, as of the close of business on October 6, 2021, the number of shares outstanding for each share class of the Fund:

Share Class	Shares Outstanding
A	3,337,768
Institutional	28,863,202
R-6	14,282,094
As of the close of business on October 6, 2021, the PFI officers and directors together owned beneficially less than one percent of the outstanding shares of the Fund and less than one percent of the outstanding shares of any class of shares of the Fund.
The following table sets forth information regarding the beneficial ownership of shares of the Fund as of October 6, 2021 by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares of any class of shares of the Fund.

Name and Address	Share Class	Number of Shares	Percentage of Ownership
WELLS FARGO CLEARING SERVICES LLC	A	630,359	18.95%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	A	493,961	14.85%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	A	491,307	14.77%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

MORGAN STANLEY SMITH BARNEY LLC	A	236,220	7.10%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932
5

Name and Address	Share Class	Number of Shares	Percentage of Ownership
NATIONAL FINANCIAL SERVICES LLC	Institutional	7,929,522	27.47%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

WELLS FARGO CLEARING SERVICES LLC	Institutional	4,937,099	17.10%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	Institutional	4,609,447	15.97%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

STIFEL NICOLAUS & CO INC	Institutional	2,056,224	7.12%
EXCLUSIVE BENEFIT OF CUSTOMERS
501 N BROADWAY
SAINT LOUIS MO 63102-2188

UBS WM USA	Institutional	1,571,253	5.44%
0O0 11011 6100 - OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

MORI & CO	R-6	8,101,797	56.63%
922 WALNUT ST - MAILSTOP TBTS 2
KANSAS CITY MO 64106-1802

WELLS FARGO BANK NA	R-6	4,698,177	32.83%
PO BOX 1533
MINNEAPOLIS MN 55480-1533

PRINCIPAL LIFE INS COMPANY CUST	R-6	1,126,950	7.87%
FBO PFG OMNIBUS WRAPPED AND CUSTOM
ATTN PLIC PROXY COORDINATOR - FUNDS
711 HIGH STREET
DES MOINES IA 50392-0001
OTHER MATTERS
PFI is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PFI or any series of PFI must be received by PFI a reasonable time before PFI commences soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. PFI has adopted procedures by which shareholders may recommend nominees to the PFI Board. A copy of the procedures can be found in the Nominating and Governance Committee Charter at https://www.principalglobal.com/documentdownload/160950.
6

EXHIBIT A

PRINCIPAL FUNDS, INC.
SUB-ADVISORY AGREEMENT
WESTCHESTER CAPITAL MANAGEMENT, LLC
SUB-ADVISORY AGREEMENT (the “Agreement”) to be effective as of August 9, 2021, by and between PRINCIPAL GLOBAL INVESTORS, LLC, a Delaware limited liability company (the “Manager”), and WESTCHESTER CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Advisor”).
W I T N E S S E T H:
WHEREAS, the Manager is the manager and investment advisor to each Series of Principal Funds, Inc. (the “Fund”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Manager desires to retain the Sub-Advisor to render discretionary investment advisory services for all or a portion of the assets of each Series of the Fund identified in Appendix A hereto, as may be amended from time to time (the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and
WHEREAS, the Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:
(a)Management Agreement (the “Management Agreement”) with the Fund;
(b)The Fund’s registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”);
(c)The Fund’s Articles of Incorporation and By-laws;
(d)Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.
NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:
1.Appointment of Sub-Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of each Series as may be allocated to the Sub-Advisor by the Manager, from time to time (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:
(a)Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.
(b)Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series’ respective investment objective(s) and policies and any specific criteria applicable to the Allocated Assets.
(c)Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.
(d)Advise and assist the officers of the Fund, as reasonably requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.
(e)Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information and any specific criteria applicable to the Allocated Assets.
(f)Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series (and any specific criteria applicable to the Allocated Assets) are being observed.
(g)Upon reasonable request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors.
(h)Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Sub-Advisor in connection with its services to each Series.
(i)Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers, financial counterparties including swap counterparties and futures commission merchants (“broker-dealers”), sign agreements with swap counterparties, select broker-dealers to effect all transactions for each Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the reasonable request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.
(j)Section 871(m) Transactions: Sub-Advisor shall not on behalf of the Fund enter into certain U.S. dividend equivalent payment transactions described in Section 871(m) of the U.S. Internal Revenue Code and the regulations thereunder (“871(m) Transaction”) with a foreign counterparty unless: (i) Sub-Advisor adheres to the ISDA 2015 Section 871(m) Protocol on behalf of the Fund, and (ii) the foreign counterparty to the 871(m) Transaction provides Sub-Advisor with a properly completed Form W-8IMY certifying to its status as a qualified derivatives dealer (“QDD”).
(k)Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.
(l)Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Advisor’s current Code of Ethics. The Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor’s Code of Ethics.
(m)From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business (or at such other location or via telephone or videoconference as may be mutually agreed) on due notice to review the investments of a Series.

(n)Provide such information relating or relevant to its services under this agreement as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: the Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act; the Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely, accurate and complete responses to all 15(c) questionnaires; timely, accurate and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance matters and a copy of any material changes to the Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, marked to show changes along with a written summary of the purpose of each such change); Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other reasonable requests from the Manager. The Sub-Advisor agrees to make available for the Manager’s review all deficiency letters issued by the SEC together with all responses given by Sub-Advisor to such letters to the extent that the identified deficiencies relate to or are otherwise relevant to the Sub-Advisor’s services under this agreement. The Sub-Advisor will advise the Manager of any material changes in the Sub-Advisor’s ownership within a reasonable time after any such change.
(o)Vote proxies received on behalf of each Series (with respect to the portion thereof allocated to the Sub-Advisor) in a manner consistent with the Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.
(p)Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by each Series (with respect to the portion thereof allocated to the Sub-Advisor).
(q)Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the Series back into compliance within the time permitted under the Code.
3.Prohibited Conduct
In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets. The Manager will provide to the Sub-Advisor a list of such firms (which may be updated from time to time), and the Sub-Advisor shall be in breach of this Section 3 only if in providing the services described in this agreement it consults with an investment advisory firm that is included on the list so provided to the Sub-Advisor most recently prior to the Sub-Advisor so consulting such investment advisory firm.
4.Compensation
As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Allocated Assets, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.Liability of Sub-Advisor
Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor’s investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.
6.Trade Errors
The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5, the Sub-Advisor shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors due to negligence, misfeasance, or disregard of duties of the Sub Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates. For purposes under this Section 6, a "Trade Error" occurs when a transaction results in an unintended, including an impermissible, result. Examples include, but are not limited to, the following:
•orders by the Sub-Advisor that result in the purchase or sale of securities or other assets that were not intended to be purchased or sold;
•orders by the Sub-Advisor that result in the purchase or sale of securities or other assets in an unintended amount, which includes price or commission rate; or
•purchases or sales of securities or other assets that violate the investment limitations or restrictions disclosed in the Fund's registration statement and/or imposed by applicable law, regulation, contract or understanding (calculated at the Sub-Advisor's portfolio level), unless otherwise agreed to in writing.
7.Supplemental Arrangements
The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund; provided, however, that entry into any such arrangements shall not relieve the Sub-Advisor of any of its obligations under this Agreement.
8.Regulation
The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may reasonably request or require pursuant to applicable laws and regulations.
9.Duration and Termination of This Agreement
This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a-4 under the 1940 Act.
This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.
10.Amendment of this Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.
11.Additional Series
In the event the Manager wishes to appoint the Sub-Advisor to perform the services described in this Agreement with respect to one or more additional Series of the Fund after the effective date of this Agreement, and the Sub-Advisor agrees to perform such services for such additional Series, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.
12.General Provisions
(a)Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
(b)Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices, and shall be effective upon receipt. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200. The address of the Sub-Advisor for this purpose shall be Westchester Capital Management, LLC, 100 Summit Lake Drive, Suite 220, Valhalla, NY 10595, Attention: Bruce Rubin.

(c)The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:
1.the Sub-Advisor fails to be registered as an investment advisor under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.
2.the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.
3.the Sub-Advisor becomes aware of any pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment advisor of a registered investment company under the 1940 Act.
4.the Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor.
(d)The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other information as may be reasonably necessary or reasonably desirable for the Sub-Advisor to perform its duties and responsibilities hereunder.
(e)The Sub-Advisor acknowledges Manager's representation that the Global Multi-Strategy Fund series does not rely on the exclusion from the definition of "commodity pool" under Section 4.5 of the General Regulations under the Commodity Exchange Act, as amended (the “CEA”).
The Sub-Advisor represents that it is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the “CFTC”) and is a member in good standing of the National Futures Association (the “NFA”) or is relying on an exemption from registration as a commodity trading advisor. As applicable, the Sub-Advisor shall maintain such registration and membership in good standing or continue to qualify for an exemption from registration as a commodity trading advisor during the term of this Agreement. Further, the Sub-Advisor agrees to notify the Manager within a commercially reasonable time upon (i) a statutory disqualification of the Sub-Advisor under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Sub-Advisor's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that would reasonably be expected to lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization relating to Sub-Advisor's registration as a commodity trading advisor, in each case, subject to applicable law, attorney-client privilege and confidentiality restrictions.
(f)The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(g)The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager
(h)This Agreement contains the entire understanding and agreement of the parties.
(i)This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
Remainder of page intentionally blank

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL GLOBAL INVESTORS, LLC

By	/s/ Clint L. Woods
	Name:	Clint L. Woods
	Title:	Vice President, Associate General Counsel,
and Secretary

By	/s/ Adam U. Shaikh
	Name:	Adam U. Shaikh
	Title:	Assistant General Counsel

WESTCHESTER CAPITAL MANAGEMENT, LLC

By	/s/ Roy Behren
	Name:	Roy Behren
	Title:	Managing Member

APPENDIX A
INTENTIONALLY OMITTED

APPENDIX B

Effective Date and Initial Term of Sub-Advisory Agreement for each Series
Series	Effective Date	Initial Term
Global Multi-Strategy Fund	August 9, 2021	2 Years

EXHIBIT B
PRINCIPAL FUNDS, INC.
SUB-ADVISORY AGREEMENT
WESTCHESTER CAPITAL MANAGEMENT, LLC
SUB-ADVISORY AGREEMENT (the “Agreement”) to be effective as of October 1, 2021, by and between PRINCIPAL GLOBAL INVESTORS, LLC, a Delaware limited liability company (the “Manager”), and WESTCHESTER CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Advisor”).
W I T N E S S E T H:
WHEREAS, the Manager is the manager and investment advisor to each Series of Principal Funds, Inc. (the “Fund”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Manager desires to retain the Sub-Advisor to render discretionary investment advisory services for all or a portion of the assets of each Series of the Fund identified in Appendix A hereto, as may be amended from time to time (the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and
WHEREAS, the Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:
(a)Management Agreement (the “Management Agreement”) with the Fund;
(b)The Fund’s registration statement and financial statements as filed with the Securities and Exchange Commission (the “SEC”);
(c)The Fund’s Articles of Incorporation and By-laws;
(d)Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.
NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:
1.Appointment of Sub-Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of each Series as may be allocated to the Sub-Advisor by the Manager, from time to time (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.
1

2.Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:
(a)Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.
(b)Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series’ respective investment objective(s) and policies and any specific criteria applicable to the Allocated Assets.
(c)Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.
(d)Advise and assist the officers of the Fund, as reasonably requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.
(e)Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information and any specific criteria applicable to the Allocated Assets.
(f)Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series (and any specific criteria applicable to the Allocated Assets) are being observed.
(g)Upon reasonable request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors.
(h)Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Sub-Advisor in connection with its services to each Series.
(i)Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers, financial counterparties including swap counterparties and futures commission merchants (“broker-dealers”), sign agreements with swap counterparties, select broker-dealers to effect all transactions for each Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the reasonable request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the
2

aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.
(j)Section 871(m) Transactions: Sub-Advisor shall not on behalf of the Fund enter into certain U.S. dividend equivalent payment transactions described in Section 871(m) of the U.S. Internal Revenue Code and the regulations thereunder (“871(m) Transaction”) with a foreign counterparty unless: (i) Sub-Advisor adheres to the ISDA 2015 Section 871(m) Protocol on behalf of the Fund, and (ii) the foreign counterparty to the 871(m) Transaction provides Sub-Advisor with a properly completed Form W-8IMY certifying to its status as a qualified derivatives dealer (“QDD”).
(k)Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.
(l)Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Advisor’s current Code of Ethics. The Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor’s Code of Ethics.
(m)From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business (or at such other location or via telephone or videoconference as may be mutually agreed) on due notice to review the investments of a Series.
3

(n)Provide such information relating or relevant to its services under this agreement as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: the Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act; the Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely, accurate and complete responses to all 15(c) questionnaires; timely, accurate and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance matters and a copy of any material changes to the Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, marked to show changes along with a written summary of the purpose of each such change); Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other reasonable requests from the Manager. The Sub-Advisor agrees to make available for the Manager’s review all deficiency letters issued by the SEC together with all responses given by Sub-Advisor to such letters to the extent that the identified deficiencies relate to or are otherwise relevant to the Sub-Advisor’s services under this agreement. The Sub-Advisor will advise the Manager of any material changes in the Sub-Advisor’s ownership within a reasonable time after any such change.
(o)Vote proxies received on behalf of each Series (with respect to the portion thereof allocated to the Sub-Advisor) in a manner consistent with the Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.
(p)Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by each Series (with respect to the portion thereof allocated to the Sub-Advisor).
(q)Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code and Section 817(h) of the Code. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the Series back into compliance within the time permitted under the Code.
3.Prohibited Conduct
In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets. The Manager will provide to the Sub-Advisor a list of such firms (which may be updated from time to time), and the Sub-Advisor shall be in breach of this Section 3 only if in providing the services described in this agreement it consults with an investment advisory firm that is included on the list so provided to the Sub-Advisor most recently prior to the Sub-Advisor so consulting such investment advisory firm.
4.Compensation
As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Allocated Assets, the Manager shall pay the compensation specified in Appendix A to this Agreement.
4

5.Liability of Sub-Advisor
Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor’s investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.
6.Trade Errors
The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5, the Sub-Advisor shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors due to negligence, misfeasance, or disregard of duties of the Sub Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates. For purposes under this Section 6, a "Trade Error" occurs when a transaction results in an unintended, including an impermissible, result. Examples include, but are not limited to, the following:
•orders by the Sub-Advisor that result in the purchase or sale of securities or other assets that were not intended to be purchased or sold;
•orders by the Sub-Advisor that result in the purchase or sale of securities or other assets in an unintended amount, which includes price or commission rate; or
•purchases or sales of securities or other assets that violate the investment limitations or restrictions disclosed in the Fund's registration statement and/or imposed by applicable law, regulation, contract or understanding (calculated at the Sub-Advisor's portfolio level), unless otherwise agreed to in writing.
7.Supplemental Arrangements
The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager (provided, however, no Manager approval shall be required for business-support services, unrelated to investment advisory services, provided by persons affiliated with the Sub-Advisor) and, where required by applicable law, the Board of Directors of the Fund; provided, further however, that entry into any such arrangements shall not relieve the Sub-Advisor of any of its obligations under this Agreement.
8.Regulation
The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may reasonably request or require pursuant to applicable laws and regulations.
9.Duration and Termination of This Agreement
This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.
5

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a-4 under the 1940 Act.
This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.
10.Amendment of this Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.
11.Additional Series
In the event the Manager wishes to appoint the Sub-Advisor to perform the services described in this Agreement with respect to one or more additional Series of the Fund after the effective date of this Agreement, and the Sub-Advisor agrees to perform such services for such additional Series, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.
12.General Provisions
(a)Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
(b)Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices, and shall be effective upon receipt. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200. The address of the Sub-Advisor for this purpose shall be Westchester Capital Management, LLC, 100 Summit Lake Drive, Suite 220, Valhalla, NY 10595, Attention: Compliance, with a copy to Virtus Investment Partners, Inc., One Financial Plaza, Hartford, CT 06103, Attention: Counsel.
6

(c)The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:
1.the Sub-Advisor fails to be registered as an investment advisor under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.
2.the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.
3.the Sub-Advisor becomes aware of any pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment advisor of a registered investment company under the 1940 Act.
4.the Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor.
(d)The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other information as may be reasonably necessary or reasonably desirable for the Sub-Advisor to perform its duties and responsibilities hereunder.
(e)The Sub-Advisor acknowledges Manager's representation that the Global Multi-Strategy Fund series does not rely on the exclusion from the definition of "commodity pool" under Section 4.5 of the General Regulations under the Commodity Exchange Act, as amended (the “CEA”).
The Sub-Advisor represents that it is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the “CFTC”) and is a member in good standing of the National Futures Association (the “NFA”) or is relying on an exemption from registration as a commodity trading advisor. As applicable, the Sub-Advisor shall maintain such registration and membership in good standing or continue to qualify for an exemption from registration as a commodity trading advisor during the term of this Agreement. Further, the Sub-Advisor agrees to notify the Manager within a commercially reasonable time upon (i) a statutory disqualification of the Sub-Advisor under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Sub-Advisor's commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that would reasonably be expected to lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization relating to Sub-Advisor's registration as a commodity trading advisor, in each case, subject to applicable law, attorney-client privilege and confidentiality restrictions.
(f)The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.
7

(g)The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager
(h)This Agreement contains the entire understanding and agreement of the parties.
(i)This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.
Remainder of page intentionally blank
8

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL GLOBAL INVESTORS, LLC

By	/s/ Clint L. Woods
	Name:	Clint L. Woods
	Title:	Vice President, Associate General Counsel,
and Secretary

By	/s/ Adam U. Shaikh
	Name:	Adam U. Shaikh
	Title:	Assistant General Counsel

WESTCHESTER CAPITAL MANAGEMENT, LLC

By	/s/ Roy Behren
	Name:	Roy Behren
	Title:	Managing Member

9

APPENDIX A
INTENTIONALLY OMITTED
10

APPENDIX B

Effective Date and Initial Term of Sub-Advisory Agreement for each Series
Series	Effective Date	Initial Term
Global Multi-Strategy Fund	October 1, 2021	2 Years
11